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                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 CRAIG ANDERSON

Does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent and any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the Forethought Life Insurance Company Separate Account A, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

     /s/ Craig Anderson            dated as of  March 25, 2013.
     ----------------------------
            Craig Anderson


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                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               MARY L. CAVANAUGH

Does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as her agent and any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the Forethought Life Insurance Company Separate Account A, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

     /s/ Mary L. Cavanaugh         dated as of  March 25, 2013.
     ----------------------------
          Mary L. Cavanaugh


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                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  DAVID MULLEN

Does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent and any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the Forethought Life Insurance Company Separate Account A, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

     /s/ David K. Mullen           dated as of  March 26, 2013.
     ----------------------------
             David Mullen


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                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                MICHAEL REARDON

Does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent and any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the Forethought Life Insurance Company Separate Account A, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

     /s/ Michael A. Reardon        dated as of  March 22, 2013.
     ----------------------------
           Michael Reardon


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                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                   ERIC TODD

Does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent and any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the Forethought Life Insurance Company Separate Account A, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

     /s/ Eric Todd                 dated as of  March 25, 2013.
     ----------------------------
              Eric Todd